                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2000

                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
                    ----------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (formerly known as "The Chase Manhattan Bank (USA)")
                ------------------------------------------------
                             (Sponsor of the Trust)

    United States                 33-40006                   22-2382028
---------------------     ------------------------       ---------------------
(State or other           (Commission File Number)       (IRS Employer
jurisdiction                                             Identification No.)
of incorporation)

              802 Delaware Avenue, Wilmington, Delaware        19801
              -----------------------------------------        ----------
              (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (302) 575-5050

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Item 5. Other Events:

      Chase Manhattan Credit Card Master Trust is the issuer of 1 outstanding series of asset backed certificates. The asset-backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, N.A., as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

      On February 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-3 certificates. Chase furnished a copy of the monthly certificateholders' report required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

           Exhibits          Description
           ----------        ---------------

            20.1 Monthly Certificateholders' Statements with respect to the February 15, 2000 distribution.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 23, 1999


                                         Chase  Manhattan  Credit  Card Master
                                         Trust,

                                         By: Chase Manhattan Bank USA, N.A.,
                                         as Servicer


                                         By:  /s/ Patricia Garvey
                                              ----------------------------------
                                         Name:  Patricia Garvey
                                         Title: Vice President

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                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
-----------                           -----------
20.1                                  Monthly Certificateholders' Statement with
                                      respect to the February 15, 2000
                                      distribution to Certificateholders for
                                      Series 1996-3